                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statements (No. 333-76134, 333-65361, 333-65359, 333-65363, and 333-52928) each on Form S-8 of
Franklin Financial Corporation of our report dated June 20, 2003, relating to the financial statements and related schedules for the Franklin Financial Employees Retirement Savings Plan as of and for the years ended December 31, 2002 and 2001, which report is included in this Form 11-K.



                               /s/  Crowe Chizek and Company LLC

Brentwood, Tennessee
June 27, 2003